                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22186

                Oppenheimer Master International Value Fund, LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: April 30

                      Date of reporting period: 01/31/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                               Shares         Value
                                                            -----------   ------------
COMMON STOCKS--93.9%
CONSUMER DISCRETIONARY--23.1%
AUTOMOBILES--4.3%
Bayerische Motoren Werke (BMW) AG, Preference                   109,511   $  5,734,341
Hyundai Motor Co. Ltd., Preference                              129,560      7,649,043
Toyota Motor Corp.                                              105,997      4,390,714
                                                                          ------------
                                                                            17,774,098
HOTELS, RESTAURANTS & LEISURE--3.8%
Emperor Entertainment Hotel Ltd.                             19,743,307      4,745,145
Enterprise Inns plc(1)                                        1,835,725      3,165,000
Thomas Cook Group plc                                         1,492,150      4,555,709
Tui Travel plc                                                  798,847      3,237,462
                                                                          ------------
                                                                            15,703,316
HOUSEHOLD DURABLES--3.7%
Barratt Developments plc(1)                                   1,943,797      2,869,240
First Juken Co. Ltd.                                            582,600      5,955,183
Haseko Corp.(1)                                               7,101,451      6,575,418
                                                                          ------------
                                                                            15,399,841
LEISURE EQUIPMENT & PRODUCTS--1.2%
Sega Sammy Holdings, Inc.                                       249,777      5,002,843
MEDIA--4.4%
British Sky Broadcasting Group plc                              282,798      3,420,140
Jupiter Telecommunications Co. Ltd.                               2,781      2,846,053
Societe Television Francaise 1                                  336,397      6,533,300
Vivendi SA                                                      173,164      4,963,428
Yell Group plc(1)                                             2,564,798        453,375
                                                                          ------------
                                                                            18,216,296
SPECIALTY RETAIL--3.5%
Aoyama Trading Co.                                              245,558      4,134,517
Dickson Concepts International Ltd.                           2,257,699      1,760,604
Otsuka Kagu Ltd.                                                228,360      2,420,482
Praktiker Bau-und Heimwerkermaekte Holding AG                   452,374      4,597,569
Statoil Fuel & Retail ASA(1)                                    204,821      1,863,653
                                                                          ------------
                                                                            14,776,825
TEXTILES, APPAREL & LUXURY GOODS--2.2%
Asics Corp.                                                     349,240      4,646,322
China Hongxing Sports Ltd.                                   14,719,000      1,789,993
Christian Dior SA                                                18,510      2,543,167
                                                                          ------------
                                                                             8,979,482
CONSUMER STAPLES--7.3%
FOOD & STAPLES RETAILING--1.6%
Tesco plc                                                     1,046,218      6,748,766
FOOD PRODUCTS--4.0%
Chaoda Modern Agriculture (Holdings) Ltd.                     5,953,000      4,273,173
Nestle SA                                                       174,615      9,442,898
Premier Foods plc(1)                                          8,788,680      2,998,637
                                                                          ------------
                                                                            16,714,708


              1 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                               Shares         Value
                                                            -----------   ------------
PERSONAL PRODUCTS--1.7%
Coreana Cosmetics Co. Ltd.(1,2)                               2,158,180   $  1,953,583
Pacific Corp.                                                    29,082      4,875,962
                                                                          ------------
                                                                             6,829,545
ENERGY--9.0%
ENERGY EQUIPMENT & SERVICES--2.5%
Floatel International Ltd.(1)                                    19,884         50,610
Master Marine AS(1)                                                 640             69
Petroleum Geo-Services ASA(1)                                   158,129      2,351,833
Shinko Plantech Co. Ltd.                                        761,200      7,715,867
                                                                          ------------
                                                                            10,118,379
OIL, GAS & CONSUMABLE FUELS--6.5%
BP plc                                                          557,270      4,328,064
Eni SpA                                                         285,066      6,752,159
Inpex Corp.                                                         850      5,543,032
OAO Gazprom, Sponsored ADR                                       81,320      2,160,052
Tatneft, Preference                                             933,475      2,980,592
Total SA                                                         90,256      5,278,465
                                                                          ------------
                                                                            27,042,364
FINANCIALS--18.8%
CAPITAL MARKETS--1.2%
Credit Suisse Group AG                                           68,300      3,053,965
Ichiyoshi Securities Co. Ltd.                                   273,412      2,031,936
                                                                          ------------
                                                                             5,085,901
COMMERCIAL BANKS--4.3%
Anglo Irish Bank Corp. plc(1)                                    51,641             --
Banca Monte dei Paschi di Siena SpA(1)                        4,084,504      5,198,043
Credit Agricole SA                                              484,878      7,163,167
Governor & Co. of the Bank of Ireland (The)(1)                  277,247        115,952
National Bank of Greece SA(1)                                   206,662      1,997,636
Sumitomo Mitsui Financial Group, Inc.                            95,500      3,248,489
                                                                          ------------
                                                                            17,723,287
CONSUMER FINANCE--1.2%
International Personal Finance plc                              931,626      5,103,737
DIVERSIFIED FINANCIAL SERVICES--1.1%
RHJ International Ltd.(1)                                       388,425      3,366,371
Warsaw Stock Exchange(1)                                         73,531      1,233,904
                                                                          ------------
                                                                             4,600,275
INSURANCE--7.5%
Aegon NV(1)                                                     807,372      5,980,288
Fondiaria-Sai SpA                                             1,304,860      7,271,256
Irish Life & Permanent Group Holdings plc(1)                  3,490,515      4,095,637
Swiss Reinsurance Co.                                           142,857      8,164,338
Zurich Financial Services AG                                     20,817      5,687,187
                                                                          ------------
                                                                            31,198,706
REAL ESTATE INVESTMENT TRUSTS--2.0%
Daiwa Office Investment Corp.                                       479      1,655,608


              2 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                               Shares         Value
                                                            -----------   ------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Heiwa Real Estate REIT, Inc.                                      2,646   $  1,724,671
Invincible Investment, Inc.                                      11,244      1,639,750
Japan Office Investment Corp.                                       947      1,196,441
Japan Rental Housing Investments, Inc.                            4,754      2,061,920
                                                                          ------------
                                                                             8,278,390
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.5%
Emperor International Holdings Ltd.                           3,948,661        800,129
Shanghai Forte Land Co. Ltd.                                 12,493,719      5,416,271
                                                                          ------------
                                                                             6,216,400
HEALTH CARE--3.9%
HEALTH CARE PROVIDERS & SERVICES--0.6%
Medipal Holdings Corp.                                          260,932      2,731,469
PHARMACEUTICALS--3.3%
Alapis Holding Industrial & Commercial SA                     1,049,887        761,850
GlaxoSmithKline plc                                             208,337      3,766,071
Sanofi-Aventis SA                                               133,226      9,097,520
                                                                          ------------
                                                                            13,625,441
INDUSTRIALS--12.7%
AEROSPACE & DEFENSE--2.1%
BAE Systems plc                                                 417,300      2,286,099
European Aeronautic Defense & Space Co.(1)                      120,380      3,469,426
Safran SA                                                        82,668      2,988,082
                                                                          ------------
                                                                             8,743,607
AIRLINES--4.3%
Chorus Aviation, Inc.(1)                                        770,604      3,855,521
Deutsche Lufthansa AG(1)                                        407,290      8,559,793
Turk Hava Yollari Anonim Ortakligi                            1,717,973      5,546,511
                                                                          ------------
                                                                            17,961,825
CONSTRUCTION & ENGINEERING--1.7%
Joongang Construction Co. Ltd.(1)                               220,135        525,546
Vinci SA                                                        109,305      6,328,161
                                                                          ------------
                                                                             6,853,707
INDUSTRIAL CONGLOMERATES--1.9%
Shun Tak Holdings Ltd.                                       12,496,000      7,830,250
MACHINERY--1.6%
Hyundai Mipo Dockyard Co. Ltd.                                   36,657      6,754,338
PROFESSIONAL SERVICES--0.4%
Assystem                                                         73,976      1,509,136
ROAD & RAIL--0.7%
Northgate plc(1)                                                617,227      2,894,426
INFORMATION TECHNOLOGY--6.1%
COMMUNICATIONS EQUIPMENT--1.1%
Nokia OYJ                                                       265,478      2,842,408
Research In Motion Ltd.(1)                                       30,609      1,803,191
                                                                          ------------
                                                                             4,645,599
COMPUTERS & PERIPHERALS--2.9%
FUJITSU Ltd.                                                    331,303      2,062,571


              3 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                               Shares         Value
                                                            -----------   ------------
COMPUTERS & PERIPHERALS CONTINUED
Gemalto NV                                                       16,573   $    838,089
Japan Digital Laboratory Co. Ltd.                               581,179      6,280,528
Wincor Nixdorf AG                                                38,931      2,967,344
                                                                          ------------
                                                                            12,148,532
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
A&D Co. Ltd.(1)                                                 595,684      2,467,502
INTERNET SOFTWARE & SERVICES--0.2%
So-net Entertainment Corp.                                          212        724,747
IT SERVICES--0.7%
Alten SA                                                         44,517      1,548,142
Altran Technologies SA(1)                                       310,640      1,531,552
                                                                          ------------
                                                                             3,079,694
OFFICE ELECTRONICS--0.6%
Canon, Inc.                                                      47,854      2,346,642
MATERIALS--4.3%
CHEMICALS--1.2%
Arkema                                                           54,789      3,809,980
Ohara, Inc.                                                      83,700      1,086,448
                                                                          ------------
                                                                             4,896,428
METALS & MINING--3.1%
Aperam(1)                                                         6,733        276,094
ArcelorMittal                                                   134,676      4,923,414
Hindalco Industries Ltd.                                        423,759      2,139,951
OneSteel Ltd.                                                   661,500      1,803,354
Rio Tinto plc                                                    54,475      3,761,073
                                                                          ------------
                                                                            12,903,886
TELECOMMUNICATION SERVICES--6.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.8%
Deutsche Telekom AG                                             457,346      6,114,603
Nippon Telegraph & Telephone Corp.                               63,100      2,928,984
Telecom Italia SpA RNC                                        5,747,155      6,833,982
                                                                          ------------
                                                                            15,877,569
WIRELESS TELECOMMUNICATION SERVICES--3.0%
KDDI Corp.                                                        1,406      7,896,755
Vodafone Group plc                                            1,614,765      4,535,610
                                                                          ------------
                                                                            12,432,365
UTILITIES--1.9%
ELECTRIC UTILITIES--1.9%
Enel SpA                                                        376,130      2,125,574
Federal Hydrogenerating, Cl. S(1)                            18,438,187        921,924
Federal Hydrogenerating(1)                                    3,019,061        150,854
Okinawa Electric Power Co. (The)                                 99,433      4,676,065
                                                                          ------------
                                                                             7,874,417
                                                                          ------------
Total Common Stocks (Cost $345,827,439)                     389,814,739


              4 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                             Principal
                                                               Amount            Value
                                                            -----------      ------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15
(Cost $370,228)                                                 247,479 EUR  $    374,562
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
Cattles plc, 7.875% Nts., 1/17/14(3) (Cost $261,190)            771,000 GBP        55,576

                                                               SHARES
                                                            -----------
INVESTMENT COMPANY--6.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%
(2,4) (Cost $25,890,031)                                     25,890,031        25,890,031
TOTAL INVESTMENTS, AT VALUE (COST $372,348,888)                   100.3%      416,134,908
Liabilities in Excess of Other Assets                              (0.3)       (1,093,378)
                                                            -----------      ------------
Net Assets                                                        100.0%     $415,041,530
                                                            ===========      ============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR Euro
GBP British Pound Sterling

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                 SHARES                                    SHARES
                                                APRIL 30,      GROSS         GROSS      JANUARY 31,
                                                  2010       ADDITIONS     REDUCTIONS       2011
                                               ----------   -----------   -----------   -----------
Coreana Cosmetics Co. Ltd.                      1,415,605       742,575            --     2,158,180
Oppenheimer Institutional Money Market Fund,
   Cl. E                                       24,450,762   141,963,106   140,523,837    25,890,031

                                                  VALUE       INCOME
                                               -----------   -------
Coreana Cosmetics Co. Ltd.                     $ 1,953,583   $    --
Oppenheimer Institutional Money Market Fund,
   Cl. E                                        25,890,031    30,030
                                               -----------   -------
                                               $27,843,614   $30,030
                                               ===========   =======

(3.) Issue is in default. See accompanying Notes.

(4.) Rate shown is the 7-day yield as of January 31, 2011.


              5 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of January 31, 2011 based on valuation input level:

                                                      LEVEL 2--
                                        LEVEL 1--       OTHER        LEVEL 3--
                                       UNADJUSTED    SIGNIFICANT    SIGNIFICANT
                                         QUOTED       OBSERVABLE   UNOBSERVABLE
                                         PRICES         INPUTS        INPUTS          VALUE
                                      ------------   -----------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $ 85,699,188   $10,153,513        $--       $ 95,852,701
   Consumer Staples                     26,019,846     4,273,173         --         30,293,019
   Energy                               24,125,165    13,035,509         69         37,160,743
   Financials                           77,290,615       916,081         --         78,206,696
   Health Care                          13,625,441     2,731,469         --         16,356,910
   Industrials                          37,437,155    15,110,134         --         52,547,289
   Information Technology               25,412,716            --         --         25,412,716
   Materials                             4,086,074    13,714,240         --         17,800,314
   Telecommunication Services           28,309,934            --         --         28,309,934
   Utilities                             7,874,417            --         --          7,874,417
Convertible Corporate Bonds and
Notes                                           --       374,562         --            374,562
Non-Convertible Corporate Bonds and
Notes                                           --        55,576         --             55,576
Investment Company                      25,890,031            --         --         25,890,031
                                      ------------   -----------        ---       ------------
Total Investments, at Value            355,770,582    60,364,257         69        416,134,908
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts             --        11,648         --             11,648
                                      ------------   -----------        ---       ------------
Total Assets                          $355,770,582   $60,375,905        $69       $416,146,556
                                      ------------   -----------        ---       ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $         --   $(1,542,595)       $--       $ (1,542,595)
                                      ------------   -----------        ---       ------------
Total Liabilities                     $         --   $(1,542,595)       $--       $ (1,542,595)
                                      ------------   -----------        ---       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.


              6 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                              TRANSFERS     TRANSFERS OUT   TRANSFERS INTO   TRANSFERS OUT OF
                            INTO LEVEL 1*    OF LEVEL 1**      LEVEL 2**         LEVEL 2*
                            -------------   -------------   --------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary    $ 45,838,824   $ (4,110,327)     $ 4,110,327     $ (45,838,824)
   Consumer Staples            12,586,911             --               --       (12,586,911)
   Energy                      10,098,589             --               --       (10,098,589)
   Financials                  29,343,108             --               --       (29,343,108)
   Health Care                  6,365,705     (3,583,147)       3,583,147        (6,365,705)
   Industrials                  7,159,576             --               --        (7,159,576)
   Information Technology       8,789,483             --               --        (8,789,483)
   Materials                           --     (4,073,166)       4,073,166                --
                             ------------   ------------      -----------     -------------
Total Assets                 $120,182,196   $(11,766,640)     $11,766,640     $(120,182,196)
                             ============   ============      ===========     =============

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

GEOGRAPHIC HOLDINGS            VALUE      PERCENT
-------------------        ------------   -------
Japan                      $ 95,990,957     23.1%
France                       57,976,177     13.9
United Kingdom               50,417,912     12.1
Italy                        28,181,014      6.8
Germany                      27,973,650      6.7
Switzerland                  26,348,388      6.3
United States                25,890,031      6.2
Korea, Republic of South     21,758,472      5.2
Hong Kong                     8,630,379      2.1
Bermuda                       8,295,742      2.0
Russia                        6,213,422      1.5
The Netherlands               5,980,288      1.5
Canada                        5,658,712      1.4
Australia                     5,564,427      1.3
Turkey                        5,546,511      1.3
China                         5,416,271      1.3
Luxembourg                    5,199,508      1.3
Cayman Islands                4,273,173      1.0
Norway                        4,266,165      1.0
Ireland                       4,211,589      1.0


              7 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

Belgium                       3,366,371      0.8
Finland                       2,842,408      0.7
Greece                        2,759,486      0.7
India                         2,139,951      0.5
Poland                        1,233,904      0.3
                           ------------    -----
Total                      $416,134,908    100.0%
                           ============    =====


FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JANUARY 31, 2011 ARE AS FOLLOWS:

                                                CONTRACT
                                                 AMOUNT       EXPIRATION                  UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL    (000'S)          DATE         VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   ---------      ----------   -----------   ------------   ------------
BARCLAY'S CAPITAL:
British Pound Sterling (GBP)             Buy         196 GBP      2/1/11   $   313,254       $1,765      $       --
Euro (EUR)                               Buy         160 EUR      2/2/11       219,683        1,210              --
Euro (EUR)                              Sell      11,493 EUR     3/22/11    15,725,812           --         620,792
Japanese Yen (JPY)                      Sell   3,163,200 JPY     3/22/11    38,551,946           --         921,682
                                                                                            -------      ----------
                                                                                              2,975       1,542,474
BROWN BROTHERS HARRIMAN:
Euro (EUR)                               Buy          28 EUR      2/1/11        38,337           --             121
Euro (EUR)                              Sell         351 EUR      2/1/11       480,023        1,517              --
Japanese Yen (JPY)                       Buy      25,831 JPY      2/1/11       314,700        3,055              --
                                                                                            -------      ----------
                                                                                              4,572             121
CREDIT SUISSE
British Pound Sterling (GBP)             Buy         240 GBP      2/2/11       384,051        3,735              --
DEUTSCHE BANK CAPITAL CORP.
Japanese Yen (JPY)                       Buy      14,837 JPY      2/2/11       180,757          366              --
                                                                                            -------      ----------
Total unrealized appreciation and depreciation                                              $11,648      $1,542,595
                                                                                            =======      ==========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing


              8 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of January 31, 2011 is as follows:

Cost                                $261,190
Market Value                        $ 55,576
Market Value as a % of Net Assets       0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


              9 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


              10 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of January 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $11,648, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended January 31, 2011, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $2,296,824 and $58,918,848, respectively.


              11 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $372,348,888
                                 ============
Gross unrealized appreciation    $ 61,192,865
Gross unrealized depreciation     (17,422,755)
                                 ------------
Net unrealized appreciation      $ 43,770,110
                                 ============


              12 | Oppenheimer Master International Value Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC


By:  /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: March 1, 2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: March 1, 2011